UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2022

Midwest Holding Inc.

(Exact name of registrant as specified in its charter)

delaware	001-39812	20-0362426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2900 South 70th Street, Suite 400

Lincoln, Nebraska 68506

(Address of principal executive offices) (Zip Code)

(402) 489-8266

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, $0.001 par value	MDWT	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2022, Midwest Holding Inc. (the “Company”) and Eric N. Berg agreed that effective May 16, 2022 Mr. Berg’s employment with the Company would terminate. In connection therewith, on May 13, 2022, the Company and Mr. Berg entered into a Severance Agreement and Release (the "Separation Agreement”) terminating his employment agreement with the Company dated January 31, 2022, and under which the Company agreed to (i) pay Mr. Berg an annual amount equal to his base salary, on a semi-monthly basis, subject to applicable tax withholding, for one year, for a total of $275,000; (ii) pay a lump sum amount equal to Mr. Berg’s pro-rata target bonus from January 31, 2022 through May 13, 2022 of $37,500; and (iii) reimburse Mr. Berg premiums payable to continue his participation in the Company’s group health plan for six months. Mr. Berg and the Company also agreed to a mutual customary non-disparagement provision. In addition, Mr. Berg’s option to purchase 20,000 shares of the Company’s common stock was terminated. There was no disagreement between Mr. Berg and the Company relating to its accounting, strategy, management, operations, policies, regulatory matters, or practices (financial or otherwise).

The foregoing description of the Separation Agreement is not complete and is qualified in its entirety by its actual terms, a copy of which is incorporated herein by reference and attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Severance Agreement and Release by and between Eric N. Berg and Midwest Holding Inc. dated as of May 13, 2022.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 19, 2022

MIDWEST HOLDING INC.

By:	/s/ Georgette Nicholas
Name: Georgette Nicholas
Title: Chief Executive Officer